UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2013

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2013, at the 2013 Annual Meeting of the Stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the First Amended and Restated 2011 Stock Incentive Plan (the “First Amended 2011 Plan”), effective as of such date, which increased the number of shares reserved for issuance under the First Amended 2011 Plan by 1,600,000 shares. A description of the material terms of the First Amended 2011 Plan is set forth under the heading “Proposal 4 –Approval of the First Amended and Restated 2011 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2013 (the “Proxy Statement”), which description is hereby incorporated by reference. The foregoing summary is qualified in its entirety by reference to the full text of the First Amended 2011 Plan, a copy of which is filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 28, 2013, at the 2013 Annual Meeting of Stockholders of the Company, the stockholders of the Company elected the director nominee and approved each of the proposals noted below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 10, 2013.

Proposal No. 1 Election of Class III Director:

NOMINEE FOR CLASS III DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
John Kibarian	20,298,466	787,166	6,246, 979

Proposal No. 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2013:

FOR	AGAINST	ABSTAIN
26,596,234	77,388	658,989

Proposal No. 3 Approval, by non-binding vote, of the 2012 compensation awarded to the Company’s Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,334,954	128,511	622,167	6,246,979

Proposal No. 4 Approval of the Company’s First Amended and Restated 2011 Stock Incentive Plan to increase the number of authorized shares under such plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,744,717	4,720,954	619,961	6,246,979

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.20+	PDF Solutions, Inc.’s First Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement dated April 10, 2013, and incorporated herein by reference.

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

	By:	/s/ Gregory Walker
Gregory Walker
Chief Financial Officer and Vice President, Finance

Dated: May 30, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.20+	PDF Solutions, Inc.’s First Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement dated April 10, 2013, and incorporated herein by reference.

† Management contract or compensatory plan arrangement.